Exhibit 99.1

PRESS RELEASE

Contact:	Will McDowell, Investor Relations – (215) 761-4198
Matt Asensio, Media Relations – (860) 226-2599

Cigna Corporation Announces Termination of Anthem Transaction

•	Outlines plans for increased share repurchase

•	Seeks reverse termination fee and other damages from Anthem

BLOOMFIELD, Conn., May 12, 2017 – Cigna Corporation (NYSE: CI) announced that the merger agreement with Anthem has been terminated.  Anthem did not appeal the Delaware Court of Chancery's decision denying Anthem's motion for a preliminary injunction that sought to prevent Cigna from terminating the merger agreement.

Anthem was required under the merger agreement to lead the regulatory approval process and to use its reasonable best efforts to obtain regulatory approval.  As Cigna has stated, it believes that Anthem willfully breached those obligations and as a result the transaction did not receive the requisite regulatory approvals.  Cigna seeks prompt payment of the $1.85 billion reverse termination fee and will pursue our claims for additional damages of over $13 billion against Anthem for the harm that it caused Cigna and its shareholders.

Cigna has a clear path to create value in the marketplace and looks forward to leading the healthcare industry in engaging customers and providing support through their diverse life and health stages while we also deliver sense of security solutions to our customers around the world.  Cigna will continue to invest in innovative capabilities and drive to further improve affordability and personalization in part through our value-based care models.

Cigna plans to immediately increase the open market share repurchase activity as a result of the termination of the transaction.  Cigna's Board of Directors had previously authorized share repurchase of $3.7 billion, and through May 11, 2017, Cigna has repurchased approximately 2.4 million shares of common stock for approximately $360 million.  Cigna expects to repurchase at least half of the remaining authorization by December 31, 2017.

The Company looks forward to discussing its strategic growth plan during an Investor Day to be held on June 21, 2017 in New York City.

About Cigna

Cigna Corporation (NYSE: CI) is a global health service company dedicated to helping people improve their health, well-being and sense of security. All products and services are provided exclusively by or through operating subsidiaries of Cigna Corporation, including Connecticut General Life Insurance Company, Cigna Health and Life Insurance Company, Life Insurance Company of North America and Cigna Life Insurance Company of New York. Such products and services include an integrated suite of health services, such as medical, dental, behavioral health, pharmacy, vision, supplemental benefits, and other related products including group life, accident and disability insurance. Cigna maintains sales capability in 30 countries and jurisdictions, and has more than 95 million customer relationships throughout the world. To learn more about Cigna®, including links to follow us on Facebook or Twitter, visit www.cigna.com.

Note regarding share repurchases.  The timing and actual number of shares repurchased will depend on a variety of factors, including price, general business and market conditions, and alternate uses of capital.  The share repurchase program may be effected through open market purchases or privately negotiated transactions in compliance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, including through Rule 10b5-1 trading plans.  The program may be suspended or discontinued at any time.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release, and oral statements made with respect to information contained in this release, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on Cigna's current expectations and projections about future trends, events and uncertainties. These statements are not historical facts. Forward-looking statements may include, among others, statements regarding the merger agreement and the transactions and litigation related thereto, future financial or operating performance, including our ability to deliver personalized and innovative solutions for our customers and clients and future growth, business strategy, strategic or operational initiatives; economic, regulatory or competitive environments, particularly with respect to the pace and extent of change in these areas; financing or capital deployment plans and amounts available for future deployment; our prospects for growth in the coming years; and other statements regarding Cigna's future beliefs, expectations, plans, intentions, financial condition or performance. You may identify forward-looking statements by the use of words such as "believe," "expect," "plan," "intend," "anticipate," "estimate," "predict," "potential," "may," "should," "will" or other words or expressions of similar meaning, although not all forward-looking statements contain such terms.

Forward-looking statements are subject to risks and uncertainties, both known and unknown, that could cause actual results to differ materially from those expressed or implied in forward-looking statements. Such risks and uncertainties include, but are not limited to: uncertainty as to litigation with respect to the reverse termination fee and/or contract and non-contract damages for claims filed against Anthem; the risk that a government entity or court of competent jurisdiction, in any litigation, arbitration or other forum, finds in any binding or non-binding decision that Cigna has not complied, in full or in part, with its obligations under the merger agreement or that Cigna is liable for any breach, willful or otherwise, of the merger agreement; uncertainty as to whether and, if so, when Anthem will pay the reverse termination fee; uncertainty as to litigation with respect to the suit initiated by Anthem against Cigna, including for damages with respect to the transactions contemplated in the merger agreement; competitive responses to the rulings in the federal antitrust litigation or from the Chancery Court litigation; the inability to retain key personnel; potential adverse reactions or changes to business or employee relationships, including those resulting from the rulings in the federal antitrust litigation or from the Chancery Court litigation; our ability to achieve our financial, strategic and operational plans or initiatives; our ability to predict and manage medical costs and price effectively and develop and maintain good relationships with physicians, hospitals and other health care providers; the impact of modifications to our operations and processes, including those in our disability business; our ability to identify potential strategic acquisitions or transactions and realize the expected benefits of such transactions; the substantial level of government regulation over our business and the potential effects of new laws or regulations or changes in existing laws or regulations; the outcome of litigation, regulatory audits including the CMS review and sanctions, investigations, actions and/or guaranty fund assessments; uncertainties surrounding participation in government-sponsored programs such as Medicare; the effectiveness and security of our information technology and other business systems; unfavorable industry, economic or political conditions including foreign currency movements; acts of war, terrorism, natural disasters or pandemics; as well as more specific risks and uncertainties discussed in our most recent report on Form 10-K and subsequent reports on Forms 10-Q and 8-K available on the Investor Relations section of www.cigna.com. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, are not guarantees of future performance or results, and are subject to risks, uncertainties and assumptions that are difficult to predict or quantify. Cigna undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by law.